Exhibit 99.3
Aspen Insurance Holdings Limited July 29, 2010 Q2 2010 Earnings Conference Call AHL: NYSE

Safe Harbor Disclosure This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "do not believe," "aim," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events and any intervening legislative or governmental action; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and related legislation and acts of war; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best or Moody's Investor Service ("Moody's"); our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 26, 2010. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount.

Financial Highlights: Q2 2010 (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm

Financial Highlights: H1 2010 (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm

5 Chilean Earthquake Loss Estimate February 27, 2010: Chilean Earthquake with a magnitude of 8.8 Exposure arises principally in reinsurance operations from Group's international clients with worldwide exposure No exposure to uncapped quota shares March 29, 2010: Aspen preliminary loss estimate range $70-110m net of tax and reinstatement premiums April 29, 2010: Aspen Q1 reported $100.3m loss net of tax and reinstatement premiums July 28, 2010: Net $100.3m loss unchanged * All reinstatements are related to the property catastrophe business line (US$ millions) Class Gross & Net Loss Property Catastrophe Reinsurance 115.7 Other Property Reinsurance 7.5 Specialty Reinsurance 2.0 Marine, Energy and Transportation Insurance 0.2 Total Losses (Gross & Net) 125.4 Reinstatement Income (13.2) Total Exposure 112.2 Less Tax (11.9) Total Exposure Net of Tax 100.3

6 Deepwater Horizon Loss Estimate June 10, 2010: Issued initial loss estimate with exposure unlikely to exceed $25m net of tax and reinstatements Booked $18.6m net loss in Q2 of which $11.5m absorbed within normal loss pick ratios No exposure to property damage on rig itself; risk declined as did not meet underwriting requirements Evaluated a number of scenarios; estimate based on assessment of most likely outcomes and assumes normal contractual relationships between various parties will be upheld (US$ millions) Gross & Net Loss Insurance 10.7 Reinsurance 9.6 Total losses (Gross & Net) 20.3 Less Tax (1.7) Total Exposure Net of Tax 18.6

7 Forecast vs. Observed Storms Forecast vs. Observed Storms Forecast vs. Observed Storms Limited Correlation between Forecast Range* and Observed Storms Source: Aspen Analysis * Includes Colorado State University (CSU), National Oceanic and Atmospheric Administration (NOAA) and Tropical Storm Risk (TSR)

Aspen's Modelled Worldwide Natural Catastrophe Exposures - Major Peril Zones Source: Aspen analysis using RMS v9.0 occurrence exceedance probability as at July 1, 2010 and Shareholders' Equity of $3,303.9 million 1 in 100 Year Tolerance: 17.5% of Total Shareholders' Equity 1 in 250 Year Tolerance: 25% of Total Shareholders' Equity Shareholders' Equity Shareholders' Equity Shareholders' Equity Shareholders' Equity

Business Performance and Market Outlook 2Q 2010* Information reflecting Aspen's portfolios * As at June 30, 2010. Key located on page 24 * As at June 30, 2010. Key located on page 24

Financial Highlights: Group Summary Q2 2010 Financial Highlights: Group Summary Q2 2010 Financial Highlights: Group Summary Q2 2010 Financial Highlights: Group Summary Q2 2010

Financial Highlights: Group Summary H1 2010 Financial Highlights: Group Summary H1 2010 Financial Highlights: Group Summary H1 2010 Financial Highlights: Group Summary H1 2010

Financial Highlights: Group Summary Q2 2010 Q2 2009 Q2 2010 Q2 2010

Financial Highlights: Group Summary H1 2010 H1 2009 H1 2010

Key Performance Metrics: Q2 2010 and H1 2010 * *

Results by Business Segment: Q2 2010 (*) Underwriting income is calculated as underwriting revenues, less underwriting expenses. n Q2 2009 n Q2 2010 n Q2 2009 n Q2 2010

Results by Business Segment: H1 2010 (*) Underwriting income is calculated as underwriting revenues, less underwriting expenses. n H1 2009 n H1 2010 n H1 2009 n H1 2010

Key Performance Metrics: Q2 2010 * *

Key Performance Metrics: H1 2010 * *

Financial Highlights: Total Investment Return - Q2 2010 Financial Highlights: Total Investment Return - Q2 2010 Annualized Investment Return for the Quarter of 8.7%

Financial Highlights: Total Investment Return - H1 2010 Financial Highlights: Total Investment Return - H1 2010 Annualized Investment Return for the Year to Date of 7.2%

Fixed Income Portfolio by Asset Type (US$ in millions) (US$ in millions)

Growth in Book Value Per Share and ROE (*) Note: See Aspen's quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share and reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm Diluted Book Value per Share up 21% since June 30, 2009

2010 Guidance 2010 Guidance

Business Performance and Market Outlook: Key Key Performance Absolute Pricing Relative Price Movement Terms and Conditions Volume change Outlook Key 1 2 3 4 5 6 Excellent Excellent Significantly Up Excellent Significantly Up Excellent Good Good Up Good Up Good Satisfactory Satisfactory Flat Satisfactory Flat Satisfactory Of Concern Of Concern Down Of Concern Down Of Concern Unsatisfactory Unsatisfactory Significantly Down Unsatisfactory Significantly Down Unsatisfactory